RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 61.0%

Nuance Communications,

Inc.*†

2,050

$

38,294

INFORMATION TECHNOLOGY 11.2%

SRA International, Inc. —

Class A*

1,300

38,285

Ansys, Inc.*†

1,950

$

80,847

Perot Systems Corp. — Class

Flir Systems, Inc.*

2,330

72,929

A*

2,800

37,800

Micros Systems, Inc.*†

1,030

72,265

MPS Group, Inc.*

3,380

36,977

Polycom, Inc.*†

2,410

66,950

Avocent Corp.*†

1,580

36,830

Foundry Networks, Inc.*†

3,770

66,050

Checkpoint Systems, Inc.*

1,410

36,632

Sybase, Inc.*†

2,420

63,138

Zoran Corp.*†

1,610

36,241

Equinix, Inc.*†

610

61,653

ATMI, Inc.*

1,100

35,475

ON Semiconductor Corp.*†

6,540

58,075

Dycom Industries, Inc.*†

1,330

35,444

Arris Group, Inc.*

5,736

57,243

j2 Global Communications,

Parametric Technology

Inc.*†

1,620

34,295

Corp.*†

3,140

56,049

MKS Instruments, Inc.*†

1,770

33,878

Anixter International, Inc.*†

850

52,929

Advent Software, Inc.*†

620

33,542

Jack Henry & Associates, Inc.

2,140

52,088

Macrovision Corp.*

1,810

33,177

3Com Corp.*

10,980

49,630

Entegris, Inc.*

3,830

33,053

ValueClick, Inc.*

2,240

49,056

FEI Co.*

1,330

33,024

Atheros Communications,

Standard Microsystems

Inc.*

1,580

48,253

Corp.*

840

32,819

Informatica Corp.*

2,580

46,492

Brooks Automation, Inc.*

2,440

32,232

TIBCO Software, Inc.*†

5,760

46,483

Semtech Corp.*†

2,070

32,126

Rofin-Sinar Technologies,

Synaptics, Inc.*†

780

32,105

Inc.*

930

44,742

Insight Enterprises, Inc.*

1,740

31,738

RF Micro Devices, Inc.*†

7,740

44,195

Amkor Technology, Inc.*†

3,710

31,646

Itron, Inc.*†

460

44,146

Mantech International Corp.

Concur Technologies, Inc.*

1,200

43,452

— Class A*

720

31,550

Progress Software Corp.*

1,260

42,437

ViaSat, Inc.*

900

30,987

CACI International, Inc. —

Cabot Microelectronics

Class A*

930

41,636

Corp.*

860

30,883

Skyworks Solutions, Inc.*

4,810

40,885

MTS Systems Corp.†

680

29,016

Euronet Worldwide, Inc.*†

1,360

40,800

Ariba, Inc.*

2,600

28,990

PMC - Sierra, Inc.*

6,210

40,613

SonicWALL, Inc.*

2,680

28,730

SAIC, Inc.*†

2,010

40,441

MicroStrategy, Inc. — Class

Quest Software, Inc.*

2,190

40,384

A*

300

28,530

Lawson Software, Inc.*

3,920

40,141

Brightpoint, Inc.*

1,850

28,416

Benchmark Electronics,

Littelfuse, Inc.*

850

28,016

Inc.*†

2,260

40,070

Tessera Technologies, Inc.*†

670

27,872

Electronics for Imaging,

Blue Coat Systems, Inc.*

840

27,611

Inc.*†

1,770

39,790

Epicor Software Corp.*

2,330

27,447

Netgear, Inc.*†

1,110

39,594

Hutchinson Technology, Inc.*

1,030

27,110

Comtech

SPSS, Inc.*

750

26,932

Telecommunications

Methode Electronics, Inc. —

Corp.*

730

39,427

Class A

1,620

26,633

Net 1 UEPS Technologies,

United Online, Inc.†

2,200

26,004

Inc.*†

1,330

39,049

THQ, Inc.*†

900

25,371

Plantronics, Inc.†

1,490

38,740

Electro Scientific Industries,

Cymer, Inc.*†

990

38,541

Inc.*

1,260

25,011

Technitrol, Inc.

1,340

38,297

VistaPrint Ltd.*

580

24,853

Bankrate, Inc.*†

510

24,526

1

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

JDA Software Group, Inc.*

1,180

$

24,143

Wright Express Corp.*†

460

$

16,325

Pericom Semiconductor

Emulex Corp.*†

1,000

16,320

Corp.*

1,290

24,123

TTM Technologies, Inc.*†

1,380

16,091

Novatel Wireless, Inc.*†

1,460

23,652

CPI International, Inc.*

930

15,903

Sycamore Networks, Inc.*

6,130

23,539

Micrel, Inc.†

1,840

15,548

Mattson Technology, Inc.*

2,680

22,941

Cogent, Inc.*

1,390

15,498

EMS Technologies, Inc.*

750

22,680

Cirrus Logic, Inc.*†

2,930

15,470

TheStreet.com, Inc.†

1,410

22,447

CNET Networks, Inc.*†

1,690

15,447

Microsemi Corp.*

1,000

22,140

Triquint Semiconductor, Inc.*

2,320

15,382

CMGI, Inc.*

1,690

22,122

Advanced Energy Industries,

AMIS Holdings, Inc.*

2,200

22,044

Inc.*

1,140

14,911

Palm, Inc.†

3,430

21,746

InterDigital, Inc.*

630

14,698

Immersion Corp.*†

1,670

21,626

Radiant Systems, Inc.*

840

14,473

CSG Systems International,

Mastec, Inc.*†

1,390

14,136

Inc.*

1,450

21,344

Diodes, Inc.*

470

14,133

Vignette Corp.*

1,450

21,184

Newport Corp.*†

1,100

14,069

Formfactor, Inc.*†

640

21,184

Cohu, Inc.

910

13,923

Sigma Designs, Inc.*†

380

20,976

Extreme Networks, Inc.*

3,930

13,912

Sonus Networks, Inc.*†

3,560

20,755

Hittite Microwave Corp.*†

290

13,850

RealNetworks, Inc.*†

3,380

20,584

Take-Two Interactive

Loral Space &

Software, Inc.*†

750

13,837

Communications, Inc.*

600

20,550

SI International, Inc.*

500

13,735

AsiaInfo Holdings, Inc.*

1,860

20,460

Faro Technologies, Inc.*

500

13,590

Excel Technology, Inc.*

750

20,325

EPIQ Systems, Inc.*

780

13,580

LoJack Corp.*

1,200

20,172

Super Micro Computer, Inc.*

1,770

13,576

CTS Corp.

2,020

20,059

Harmonic, Inc.*

1,290

13,519

Digi International, Inc.*

1,410

20,008

Trident Microsystems, Inc.*†

2,050

13,448

Black Box Corp.

550

19,893

EarthLink, Inc.*

1,900

13,433

SYNNEX Corp.*

1,010

19,796

Adaptec, Inc.*

3,970

13,419

Gerber Scientific, Inc.*

1,830

19,764

S1 Corp.*

1,830

13,359

SYKES Enterprises, Inc.*

1,090

19,620

ADTRAN, Inc.†

620

13,256

Rimage Corp.*†

740

19,203

Intermec, Inc.*†

650

13,202

infoUSA, Inc. — Class B

2,150

19,199

Kulicke & Soffa Industries,

KEMET Corp.*

2,800

18,564

Inc.*†

1,920

13,171

Art Technology Group, Inc.*

4,270

18,446

Heartland Payment Systems,

Digital River, Inc.*†

550

18,188

Inc.†

490

13,132

Keynote Systems, Inc.*

1,290

18,124

MAXIMUS, Inc.

340

13,127

Sohu.com, Inc.*

330

17,992

Manhattan Associates, Inc.*

490

12,916

Vasco Data Security

The Knot, Inc.*

810

12,911

International*

640

17,869

Blackboard, Inc.*†

320

12,880

SiRF Technology Holdings,

Plexus Corp.*

480

12,605

Inc.*†

700

17,591

LivePerson, Inc.*

2,360

12,602

Quantum Corp.*

6,470

17,404

Ultimate Software Group,

Photronics, Inc.*†

1,380

17,209

Inc.*

400

12,588

iGate Corp.*

2,030

17,194

Ness Technologies, Inc.*

1,360

12,553

Smart Modular Technologies

LoopNet, Inc.*†

890

12,505

WWH, Inc.*

1,660

16,899

Greenfield Online, Inc.*

850

12,419

Aspen Technology, Inc.*

1,040

16,869

L-1 Identity Solutions, Inc.*†

690

12,386

Ultra Clean Holdings*

1,370

16,714

Rudolph Technologies, Inc.*†

1,080

12,226

Cass Information Systems,

Mentor Graphics Corp.*

1,130

12,181

Inc.

500

16,705

Marchex, Inc.†

1,120

12,163

2

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Anadigics, Inc.*†

1,050

$

12,149

ProAssurance Corp.*†

940

$

51,625

Blackbaud, Inc.

430

12,057

Waddell & Reed Financial,

Gartner, Inc. — Class A*†

680

11,941

Inc. — Class A†

1,370

49,443

Imergent, Inc.†

1,120

11,861

SVB Financial Group*†

980

49,392

DealerTrack Holdings, Inc.*†

350

11,715

Montpelier Re Holdings Ltd.†

2,890

49,159

Ciber, Inc.*

1,910

11,670

IPC Holdings Ltd.†

1,700

49,079

Measurement Specialties,

Max Capital Group Ltd.†

1,740

48,703

Inc.*

510

11,271

Apollo Investment Corp.†

2,810

47,910

DSP Group, Inc.*

910

11,102

National Retail Properties,

Exar Corp.*

1,380

10,999

Inc.†

2,040

47,695

Wind River Systems, Inc.*†

1,230

10,984

Delphi Financial Group, Inc.

Avid Technology, Inc.*†

360

10,202

— Class A

1,270

44,806

Chordiant Software, Inc.*

1,170

10,004

BioMed Realty Trust, Inc.†

1,890

43,791

Cybersource Corp.*†

520

9,240

Realty Income Corp.†

1,620

43,772

Omniture, Inc.*†

260

8,655

Knight Capital Group, Inc. —

Agilysys, Inc.

550

8,316

Class A*†

3,010

43,344

BearingPoint, Inc.*†

2,830

8,009

DiamondRock Hospitality

Cognex Corp.

390

7,859

Co.†

2,770

41,495

Coherent, Inc.*

310

7,772

Phoenix Cos., Inc.

3,460

41,070

Rogers Corp.*

160

6,939

UCBH Holdings, Inc.†

2,870

40,639

OmniVision Technologies,

Cathay General Bancorp†

1,530

40,530

Inc.*†

370

5,791

Entertainment Properties

Mercadolibre, Inc.*†

70

5,172

Trust†

850

39,950

Scansource, Inc.*†

150

4,853

First Niagara Financial

ACI Worldwide, Inc.*†

220

4,189

Group, Inc.†

3,240

39,010

CommScope, Inc.*

73

3,617

Strategic Hotels & Resorts,

Imation Corp.†

150

3,150

Inc.†

2,280

38,144

Sapient Corp.*

320

2,819

RLI Corp.

660

37,481

SAVVIS, Inc.*

100

2,791

MB Financial Corp.

1,180

36,379

Commvault Systems, Inc.*

130

2,753

South Financial Group, Inc.†

2,320

36,262

Tekelec*

220

2,750

Citizens Banking Corp.†

2,480

35,985

Websense, Inc.*†

160

2,717

International Bancshares

Daktronics, Inc.

120

2,708

Corp.

1,680

35,179

Synchronoss Technologies,

First Community Bancorp

850

35,054

Inc.*†

70

2,481

Prosperity Bancshares, Inc.

1,190

34,974

Applied Micro Circuits

Odyssey Re Holdings Corp.

950

34,874

Corp.*

270

2,360

Sunstone Hotel Investors,

PC Connection, Inc.*

200

2,270

Inc.†

1,900

34,751

Total Information Technology

________

4,859,232

American Financial Realty

Trust

4,330

34,727

FINANCIALS 11.0%

United Bankshares, Inc.

1,230

34,465

Alexandria Real Estate

Ares Capital Corp.

2,330

34,088

Equities, Inc.†

790

80,319

Omega Healthcare Investors,

Nationwide Health Properties,

Inc.†

2,070

33,223

Inc.†

2,270

71,210

Signature Bank*†

970

32,737

Aspen Insurance Holdings

Cash America International,

Ltd.†

2,280

65,755

Inc.†

1,010

32,623

Platinum Underwriters

Digital Realty Trust, Inc.†

840

32,231

Holdings Ltd.†

1,610

57,252

Boston Private Financial

Senior Housing Properties

Holdings, Inc.†

1,170

31,684

Trust

2,330

52,844

Pacific Capital Bancorp

1,550

31,201

3

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Navigators Group, Inc.*

480

$

31,200

Banco Latinoamericano de

Provident Financial Services,

Exportaciones SA

1,330

$

21,692

Inc.

2,130

30,715

Presidential Life Corp.

1,230

21,537

Umpqua Holding Corp.†

2,000

30,680

Portfolio Recovery

Lexington Realty Trust†

2,110

30,679

Associates, Inc.†

540

21,422

Stifel Financial Corp.*†

580

30,491

First Financial Corp.

750

21,255

Acadia Realty Trust†

1,180

30,220

Texas Capital Bancshares,

Extra Space Storage, Inc.†

2,110

30,152

Inc.*

1,160

21,170

Piper Jaffray Cos., Inc.*

650

30,108

First Mercury Financial

Horace Mann Educators Corp.

1,580

29,925

Corp.*

860

20,984

Sterling Savings Bank

1,780

29,886

Amtrust Financial Services,

FNB Corp.†

2,000

29,400

Inc.†

1,510

20,793

Glacier Bancorp, Inc.†

1,540

28,860

Assured Guaranty Ltd.

780

20,701

Sterling Bancshares, Inc.†

2,460

27,454

Capital Trust, Inc. — Class

Alabama National

A†

670

20,535

Bancorporation

350

27,233

First Industrial Realty Trust,

Commerce Group, Inc.

740

26,625

Inc.†

590

20,414

The Midland Co.

410

26,523

American Physicians Capital,

United Community Banks,

Inc.†

490

20,315

Inc.†

1,640

25,912

Chittenden Corp.

570

20,303

Parkway Properties, Inc.

690

25,516

Bancfirst Corp.

470

20,139

Ashford Hospitality Trust,

Zenith National Insurance

Inc.†

3,510

25,237

Corp.†

450

20,128

NBT Bancorp, Inc.

1,100

25,102

First Bancorp Puerto Rico†

2,750

20,047

Gramercy Capital Corp.†

1,030

25,039

DCT Industrial Trust, Inc.

2,140

19,923

Chemical Financial Corp.†

1,050

24,979

SeaBright Insurance

MFA Mortgage Investments,

Holdings, Inc.*

1,320

19,906

Inc.†

2,700

24,975

Financial Federal Corp.†

890

19,838

Harleysville Group, Inc.

690

24,412

FirstMerit Corp.†

990

19,810

IBERIABANK Corp.†

520

24,310

CNA Surety Corp.*

1,000

19,790

FirstFed Financial Corp.*†

660

23,641

Post Properties, Inc.†

560

19,667

GAMCO Investors, Inc. —

Ramco-Gershenson Properties

Class A

340

23,528

Trust

920

19,660

MCG Capital Corp.†

2,030

23,528

AmericanWest Bancorp

1,110

19,569

FBL Financial Group, Inc. —

Amerisafe, Inc.*

1,260

19,543

Class A

670

23,135

United Fire & Casualty Co.

670

19,490

Potlatch Corp.†

520

23,109

Prospect Capital Corp.†

1,490

19,445

Hercules Technology Growth

Peoples Bancorp, Inc.

780

19,414

Capital, Inc.

1,850

22,977

Berkshire Hills Bancorp, Inc.

740

19,240

Renasant Corp.†

1,060

22,864

Federal Agricultural

National Western Life

Mortgage Corp.

730

19,214

Insurance Co. — Class A

110

22,811

Susquehanna Bancshares,

Highwoods Properties, Inc.†

770

22,623

Inc.†

1,040

19,178

Medical Properties Trust Inc.†

2,220

22,622

GFI Group, Inc.*

200

19,144

National Financial Partners

Winthrop Realty Trust

3,610

19,097

Corp.†

490

22,349

WSFS Financial Corp.

380

19,076

Validus Holdings Ltd.*†

850

22,083

Community Bank System,

First Merchants Corp.

1,010

22,058

Inc.

960

19,075

Sandy Spring Bancorp, Inc.

790

21,978

LTC Properties, Inc.†

760

19,038

First Charter Corp.†

730

21,798

Central Pacific Financial

Corp.

1,010

18,645

4

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

SWS Group, Inc.

1,470

$

18,625

Thomas Weisel Partners

Sun Bancorp, Inc.*

1,180

18,620

Group, Inc.*

1,040

$

14,279

First Bancorp

980

18,512

WesBanco, Inc.

690

14,214

West Coast Bancorp

1,000

18,500

Triad Guaranty, Inc.*

1,450

14,210

First Midwest Bancorp, Inc.

600

18,360

Brookline Bancorp, Inc.

1,380

14,021

NorthStar Realty Finance

Greenhill & Co., Inc.†

210

13,961

Corp.†

2,040

18,197

Green Bankshares, Inc.

720

13,824

Baldwind & Lyons, Inc. —

Deerfield Capital Corp.†

1,720

13,760

Class B

660

18,124

Ezcorp, Inc. — Class A*

1,200

13,548

JER Investors Trust, Inc.†

1,680

18,094

Bank Mutual Corp.

1,280

13,530

PFF Bancorp, Inc.†

1,500

18,060

National Health Investors,

Great Southern Bancorp, Inc.

820

18,007

Inc.

480

13,392

Hilb Rogal & Hobbs Co.

440

17,851

Corporate Office Properties

Home Properties, Inc.†

390

17,492

Trust SBI†

420

13,230

Community Bancorp*

990

17,196

Healthcare Realty Trust, Inc.†

520

13,203

Hilltop Holdings, Inc.*

1,550

16,926

Ocwen Financial Corp.*†

2,370

13,130

Kohlberg Capital Corp.

1,410

16,920

UMB Financial Corp.†

340

13,042

Darwin Professional

Resource Capital Corp.

1,390

12,941

Underwriters, Inc.*

700

16,919

TrustCo Bank Corp.†

1,300

12,896

Flagstone Reinsurance

Inland Real Estate Corp.†

910

12,886

Holdings

1,210

16,819

Selective Insurance Group,

Sierra Bancorp

670

16,676

Inc.†

560

12,874

Asta Funding, Inc.†

630

16,657

Tanger Factory Outlet

optionsXpress Holdings, Inc.†

490

16,572

Centers, Inc.†

340

12,821

Arbor Realty Trust, Inc.

1,020

16,432

Frontier Financial Corp.†

690

12,813

Mission West Properties

1,700

16,167

First State Bancorporation

920

12,788

Washington Real Estate

MarketAxess Holdings, Inc.*†

990

12,702

Investment Trust†

510

16,019

Independent Bank Corp.

1,330

12,635

Interactive Brokers Group,

Midwest Banc Holdings, Inc.

1,010

12,544

Inc. — Class A*

490

15,837

Preferred Bank

480

12,490

Anworth Mortgage Asset

Bankunited Financial Corp.

Corp.†

1,900

15,694

— Class A†

1,790

12,351

Castlepoint Holdings Ltd.

1,300

15,600

Sovran Self Storage, Inc.†

300

12,030

Anthracite Capital, Inc.†

2,120

15,349

Trustmark Corp.†

470

11,919

LaSalle Hotel Properties†

480

15,312

Saul Centers, Inc.

220

11,755

Columbia Banking Systems,

Mid-America Apartment

Inc.†

510

15,162

Communities, Inc.†

270

11,543

United America Indemnity

Security Bank Corp.†

1,260

11,516

Ltd. - Class A*

760

15,139

Newcastle Investment Corp.†

880

11,405

Corus Bankshares, Inc.†

1,410

15,045

Hanmi Financial Corp.

1,320

11,378

BRT Realty Trust†

980

14,994

Argo Group International

NewAlliance Bancshares, Inc.

1,300

14,976

Holdings Ltd.*

270

11,375

Cedar Shopping Centers, Inc.

1,450

14,834

FelCor Lodging Trust, Inc.†

720

11,225

Westamerica Bancorporation†

330

14,702

Irwin Financial Corp.†

1,470

10,805

Hallmark Financial Services,

Royal Bancshares of

Inc.*†

920

14,591

Pennsylvania, Inc. —

BankAtlantic Bancorp, Inc.

Class A

880

9,680

— Class A

3,530

14,473

Maguire Properties, Inc.†

300

8,841

Advanta Corp.

1,790

14,445

Eastgroup Properties, Inc.†

200

8,370

World Acceptance Corp.*†

530

14,299

First Indiana Corp.

260

8,320

5

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Franklin Bank Corp.*

1,850

$

7,974

Adams Respiratory

Pennsylvania Real Estate

Therapeutics, Inc.*

970

$

57,948

Investment Trust

260

7,717

Myriad Genetics, Inc.*†

1,180

54,776

Hancock Holding Co.†

200

7,640

United Therapeutics Corp.*†

560

54,684

Old National Bancorp†

460

6,882

Varian, Inc.*

830

54,199

Equity Lifestyle Properties,

Bio-Rad Laboratories, Inc. —

Inc.

130

5,937

Class A*

520

53,882

Meadowbrook Insurance

AMERIGROUP Corp.*†

1,470

53,581

Group, Inc.*

630

5,928

Steris Corp.†

1,820

52,489

Franklin Street Properties

Illumina, Inc.*

880

52,149

Corp., Inc.†

390

5,772

Magellan Health Services,

Cousins Properties, Inc.†

260

5,746

Inc.*

1,110

51,759

Employers Holdings, Inc.

300

5,013

Owens & Minor, Inc.†

1,190

50,492

PS Business Parks, Inc.

80

4,204

Ventana Medical Systems,

Equity One, Inc.†

180

4,145

Inc.*

560

48,849

Park National Corp.†

60

3,870

Haemonetics Corp.*

770

48,525

Enstar Group*

30

3,673

Psychiatric Solutions, Inc.*†

1,490

48,425

Wintrust Financial Corp.†

110

3,644

Affymetrix, Inc.*†

2,030

46,974

First Commonwealth

Alkermes, Inc.*

2,980

46,458

Financial Corp.†

340

3,621

Dionex Corp.*

560

46,402

Alexander's, Inc.*

10

3,533

Alexion Pharmaceuticals,

First Financial Bankshares,

Inc.*†

580

43,517

Inc.

80

3,012

Medicis Pharmaceutical Corp.

Redwood Trust, Inc.†

80

2,739

— Class A†

1,670

43,370

Investors Bancorp, Inc.*†

190

2,687

LifeCell Corp.*

1,000

43,110

American Campus

Parexel International Corp.*

860

41,538

Communities, Inc.

100

2,685

Chemed Corp.

740

41,351

Simmons First National Corp.

100

2,650

NuVasive, Inc.*

1,040

41,101

National Penn Bancshares,

Amedisys, Inc.*†

840

40,757

Inc.†

170

2,574

Universal American Financial

Provident Bankshares Corp.

120

2,567

Corp.*

1,570

40,176

KBW, Inc.*†

100

2,559

Applera Corp. - Celera

Downey Financial Corp.†

80

2,489

Group*

2,490

39,516

S&T Bancorp, Inc.

90

2,488

Centene Corp.*†

1,440

39,514

CVB Financial Corp.†

240

2,482

XenoPort, Inc.*†

690

38,557

RAIT Financial Trust†

250

2,155

Medarex, Inc.*†

3,700

38,554

Alfa Corp.

60

1,300

ArthroCare Corp.*†

800

38,440

Tower Group, Inc.†

10

334

Eclipsys Corp.*†

1,500

37,965

Total Financials

________

4,805,253

Meridian Bioscience, Inc.

1,250

37,600

Valeant Pharmaceuticals

HEALTH CARE 9.3%

International*†

3,090

36,987

Hologic, Inc.*†

2,750

188,760

Cubist Pharmaceuticals,

BioMarin Pharmaceuticals,

Inc.*†

1,780

36,508

Inc.*†

2,460

87,084

Martek Biosciences Corp.*†

1,220

36,088

MGI Pharma, Inc.*

1,990

80,655

Immucor, Inc.*†

1,020

34,670

Onyx Pharmaceuticals, Inc.*

1,370

76,199

American Medical Systems

OSI Pharmaceuticals, Inc.*

1,480

71,795

Holdings, Inc.*

2,370

34,270

Perrigo Co.†

2,020

70,720

inVentiv Health, Inc.*

1,090

33,746

Inverness Medical

Orthofix International NV*

570

33,043

Innovations, Inc.*†

1,160

65,169

Align Technology, Inc.*†

1,960

32,693

Omnicell, Inc.*

1,190

32,047

6

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Par Pharmaceutical Cos.,

Albany Molecular Research,

Inc.*

1,330

$

31,920

Inc.*

1,410

$

20,276

Analogic Corp.

470

31,828

Merit Medical Systems, Inc.*

1,450

20,155

Alpharma, Inc. — Class A*†

1,560

31,434

Pharmion Corp.*†

320

20,115

AmSurg Corp.*

1,160

31,390

Cypress Bioscience, Inc.*†

1,820

20,075

Apria Healthcare Group, Inc.*

1,450

31,276

Medical Action Industries,

Phase Forward, Inc.*

1,430

31,102

Inc.*†

930

19,391

Sun Healthcare Group, Inc.*

1,710

29,361

Medcath Corp.*

770

18,911

Integra LifeSciences Holdings

Quidel Corp.*

950

18,497

Corp.*†

700

29,351

Regeneron Pharmaceuticals,

Healthspring, Inc.*

1,540

29,337

Inc.*†

760

18,354

Healthways, Inc.*†

500

29,220

Viropharma, Inc.*†

2,310

18,341

Bruker BioSciences Corp.*

2,130

28,329

Emergency Medical Services

PharmaNet Development

Corp. — Class A*†

610

17,861

Group, Inc.*

720

28,231

Cynosure, Inc.*†

660

17,464

Invacare Corp.†

1,120

28,224

Dendreon Corp.*†

2,750

17,105

Sciele Pharma, Inc.*†

1,320

26,994

Salix Pharmaceuticals Ltd.*†

2,110

16,627

Kendle International, Inc.*†

550

26,906

Zoll Medical Corp.*

620

16,566

Res-Care, Inc.*

1,060

26,670

Cantel Medical Corp.*

1,120

16,330

Symmetry Medical, Inc.*

1,530

26,668

Isis Pharmaceuticals, Inc.*†

1,020

16,065

Conmed Corp.*†

1,140

26,345

Human Genome Sciences,

AMN Healthcare Services,

Inc.*

1,510

15,764

Inc.*

1,520

26,098

Seattle Genetics, Inc.*†

1,380

15,732

Sirona Dental Systems, Inc.*†

770

25,780

Halozyme Therapeutics,

Matria Healthcare, Inc.*

1,070

25,434

Inc.*†

2,130

15,144

The Trizetto Group, Inc.*†

1,450

25,186

Cross Country Healthcare,

SonoSite, Inc.*†

740

24,916

Inc.*

1,040

14,810

Molina Healthcare, Inc.*†

640

24,768

Sunrise Senior Living, Inc.*

480

14,726

Alnylam Pharmaceuticals,

Wright Medical Group, Inc.*†

480

14,002

Inc.*†

850

24,718

PSS World Medical, Inc.*

710

13,895

Vital Signs, Inc.†

480

24,538

Geron Corp.*†

2,410

13,689

SurModics, Inc.*†

450

24,421

Mentor Corp.†

350

13,685

Gentiva Health Services,

OraSure Technologies, Inc.*

1,510

13,424

Inc.*

1,270

24,181

West Pharmaceutical

Air Methods Corp.*

480

23,842

Services, Inc.

330

13,395

eResearch Technology, Inc.*

1,950

23,049

AMAG Pharmaceuticals,

Natus Medical, Inc.*

1,170

22,639

Inc.*†

220

13,229

Greatbatch, Inc.*†

1,130

22,589

Nabi Biopharmaceuticals*†

3,640

13,140

Datascope Corp.

620

22,568

KV Pharmaceutical Co.*†

460

13,128

Cepheid, Inc.*

850

22,397

Exelixis, Inc.*

1,520

13,118

Enzon Pharmaceuticals,

Ariad Pharmaceuticals, Inc.*

2,860

12,155

Inc.*†

2,350

22,396

Obagi Medical Products,

RehabCare Group, Inc.*

990

22,334

Inc.*

650

11,889

ICU Medical, Inc.*

620

22,326

CytRx Corp.*†

4,060

11,530

National Healthcare Corp.

420

21,714

Allscripts Healthcare

LHC Group, Inc.*

840

20,983

Solutions, Inc.*†

440

8,545

Bentley Pharmaceuticals,

Thoratec Corp.*

360

6,548

Inc.*†

1,380

20,824

Medicines Co.*

330

6,323

Healthsouth Corp.*†

980

20,580

Neurocrine Biosciences, Inc.*

1,380

6,265

MWI Veterinary Supply,

Auxilium Pharmaceuticals,

Inc.*

510

20,400

Inc.*

190

5,698

Nektar Therapeutics*†

3,030

20,331

Incyte Corp.*

460

4,623

7

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Savient Pharmaceuticals,

Korn/Ferry International,

Inc.*†

190

$

4,364

Inc.*

1,570

$

29,547

HealthExtras, Inc.*

150

3,912

Woodward Governor Co.†

430

29,218

Abaxis, Inc.*

80

2,869

Circor International, Inc.

630

29,207

Kindred Healthcare, Inc.*

90

2,248

ABM Industries, Inc.

1,420

28,954

Total Health Care

________

4,070,673

Heidrick & Struggles

International, Inc.†

760

28,204

INDUSTRIALS 8.9%

Atlas Air Worldwide

FTI Consulting, Inc.*†

1,220

75,201

Holdings Co., Inc.*

520

28,194

Genlyte Group, Inc.*

730

69,496

A.O. Smith Corp.

800

28,040

Bucyrus International, Inc. —

IHS, Inc.*†

460

27,858

Class A

630

62,616

Republic Airways Holdings,

Herman Miller, Inc.

1,780

57,654

Inc.*

1,420

27,818

Waste Connections, Inc.*†

1,820

56,238

UAP Holding Corp.

720

27,792

Acuity Brands, Inc.†

1,220

54,900

Cubic Corp.

700

27,440

Watson Wyatt & Co.

Old Dominion Freight Line,

Holdings†

1,170

54,300

Inc.*†

1,180

27,270

Belden, Inc.†

1,210

53,845

DynCorp International, Inc. -

Actuant Corp. — Class A†

1,550

52,715

Class A*

1,010

27,149

Teledyne Technologies, Inc.*

970

51,730

EnPro Industries, Inc.*

880

26,972

GrafTech International Ltd.*

2,900

51,475

Clarcor, Inc.

710

26,959

Deluxe Corp.

1,480

48,677

M&F Worldwide Corp.*†

500

26,925

SkyWest, Inc.

1,770

47,524

GeoEye, Inc.*

800

26,920

Barnes Group, Inc.†

1,390

46,412

Columbus McKinnon Corp.

Esterline Technologies Corp.*

870

45,022

— Class A*†

820

26,748

Baldor Electric Co.

1,310

44,095

Rush Enterprises, Inc. - Class

EMCOR Group, Inc.*

1,840

43,479

A*

1,460

26,543

Regal-Beloit Corp.†

950

42,702

Nordson Corp.†

450

26,082

IKON Office Solutions, Inc.

3,270

42,575

NCI Building Systems, Inc.*†

900

25,911

Triumph Group, Inc.

510

41,998

Walter Industries, Inc.†

720

25,870

Wabtec Corp.†

1,190

40,984

Werner Enterprises, Inc.†

1,510

25,715

Applied Industrial

Comfort Systerms USA, Inc.

2,000

25,560

Technologies, Inc.†

1,350

39,177

Interline Brands, Inc.*

1,160

25,416

Granite Construction, Inc.

1,080

39,074

Brady Corp. — Class A†

680

23,861

United Stationers, Inc.*

790

36,506

School Specialty, Inc.*

690

23,839

Mueller Industries, Inc.

1,230

35,658

LB Foster Co. — Class A*

460

23,796

Robbins & Myers, Inc.

470

35,546

Bowne & Co., Inc.

1,320

23,232

Mueller Water Products, Inc. -

Dollar Thrifty Automotive

Class A†

3,680

35,034

Group, Inc.*

980

23,206

Hexcel Corp.*

1,430

34,720

Universal Forest Products,

Alaska Air Group, Inc.*

1,370

34,264

Inc.

780

22,979

Perini Corp.*†

820

33,964

Superior Essex, Inc.*

950

22,800

Kaman Corp. — Class A

920

33,865

II-VI, Inc.*

740

22,607

Curtiss-Wright Corp.†

670

33,634

Chart Industries, Inc.*

730

22,557

Simpson Manufacturing Co.,

Moog, Inc. — Class A*†

490

22,447

Inc.†

1,250

33,237

TrueBlue, Inc.*

1,540

22,299

Goodman Global, Inc.*

1,340

32,884

Consolidated Graphics, Inc.*

460

21,997

Watsco, Inc.†

830

30,511

AirTran Holdings, Inc.*†

3,030

21,695

G & K Services, Inc. — Class

Gibraltar Industries, Inc.

1,390

21,434

A

800

30,016

Spherion Corp.*

2,940

21,403

Interface, Inc. — Class A†

1,820

29,702

Apogee Enterprises, Inc.

1,250

21,388

8

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Kadant, Inc.*

720

$

21,362

NACCO Industries, Inc. —

Twin Disc, Inc.

300

21,231

Class A

140

$

13,957

Northwest Pipe Co.*

540

21,136

AAR Corp.*†

360

13,691

Encore Wire Corp.†

1,300

20,696

Heico Corp.†

250

13,620

Navigant Consulting, Inc.*

1,510

20,642

Ceradyne, Inc.*

290

13,610

Valmont Industries, Inc.

230

20,498

TransDigm Group, Inc.*

300

13,551

Ampco-Pittsburgh Corp.

530

20,209

Courier Corp.

410

13,534

Michael Baker Corp.*

490

20,139

Wabash National Corp.

1,720

13,227

Integrated Electrical Services,

Eagle Bulk Shipping, Inc.†

490

13,010

Inc.*

1,070

20,105

Knoll, Inc.

780

12,815

LSI Industries, Inc.

1,080

19,656

Tetra Tech, Inc.*†

590

12,685

PHH Corp.*

1,110

19,580

Genesee & Wyoming, Inc. —

CDI Corp.†

800

19,408

Class A*

520

12,568

AZZ, Inc.*

680

19,278

Aecom Technology Corp.*

420

11,999

COMSYS IT Partners, Inc.*

1,220

19,252

Griffon Corp.*

960

11,952

Kforce, Inc.*

1,950

19,013

JetBlue Airways Corp.*†

1,880

11,092

Waste Industries USA, Inc.

520

18,876

Genco Shipping & Trading

Hurco Cos., Inc.*

430

18,770

Ltd.

200

10,952

Pinnacle Airlines Corp.*

1,230

18,758

Advisory Board Co.*

170

10,912

Dynamex, Inc.*

690

18,671

Briggs & Stratton Corp.†

450

10,197

Schawk, Inc.

1,200

18,624

American Superconductor

Park-Ohio Holdings Corp.*

740

18,574

Corp.*†

340

9,296

Kaydon Corp.†

330

17,998

Albany International Corp. —

Federal Signal Corp.

1,580

17,728

Class A†

250

9,275

EnerSys*

700

17,472

HUB Group, Inc. — Class

Mine Safety Appliances Co.†

330

17,117

A*†

330

8,771

Pacer International, Inc.

1,170

17,082

Cenveo, Inc.*†

460

8,036

Huron Consulting Group,

Middleby Corp.*†

100

7,662

Inc.*

210

16,932

Midwest Air Group, Inc.*

510

7,548

Standex International Corp.

970

16,927

Forward Air Corp.†

220

6,857

Hardinge, Inc.

1,000

16,780

Resources Connection, Inc.

350

6,356

Tredegar Corp.

1,040

16,723

Watts Industries, Inc. — Class

Orbital Sciences Corp.*

670

16,428

A†

210

6,258

Arkansas Best Corp.†

740

16,236

Ameron International Corp.

60

5,529

Celadon Group, Inc.*†

1,770

16,213

Knight Transportation, Inc.†

370

5,480

Preformed Line Products Co.†

270

16,065

Teletech Holdings, Inc.*

250

5,318

Cascade Corp.

340

15,796

CoStar Group, Inc.*

110

5,198

ESCO Technologies, Inc.*†

390

15,577

ACCO Brands Corp.*†

320

5,133

American Reprographics

Healthcare Services Group†

240

5,083

Co.*†

930

15,326

Clean Harbors, Inc.*†

90

4,653

Blount International, Inc.*

1,240

15,264

Heartland Express, Inc.†

320

4,538

Barrett Business Services,

Layne Christensen Co.*

90

4,429

Inc.

840

15,128

American Commercial Lines,

Geo Group, Inc.*†

540

15,120

Inc.*†

270

4,385

Pike Electric Corp.*

880

14,749

Force Protection, Inc.*†

890

4,165

Evergreen Solar, Inc.*†

850

14,680

RBC Bearings, Inc.*†

90

3,911

Ennis Inc.

810

14,580

Rollins, Inc.

200

3,840

Kenexa Corp. — Class A*

750

14,565

Lindsay Manufacturing Co.†

50

3,535

Kelly Services, Inc.†

760

14,182

Titan International, Inc.

100

3,126

Energy Conversion Devices,

Gencorp, Inc.*†

230

2,682

Inc.*†

420

14,133

Franklin Electric Co., Inc.†

70

2,679

Taser International, Inc.*†

970

13,958

9

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Tennant Co.†

60

$

2,657

American Axle &

Amerco, Inc.*

40

2,627

Manufacturing Holdings,

Astec Industries, Inc.*

70

2,603

Inc.†

1,630

$

30,351

Mobile Mini, Inc.*

140

2,596

Stewart Enterprises, Inc. —

Administaff, Inc.

90

2,545

Class A†

3,390

30,171

Viad Corp.

80

2,526

Steiner Leisure Ltd.*†

660

29,146

Dynamic Materials Corp.

40

2,356

Ethan Allen Interiors, Inc.†

1,020

29,070

FuelCell Energy, Inc.*

230

2,282

Tupperware Brands Corp.†

880

29,066

Total Industrials

________

3,879,826

Zale Corp.*†

1,800

28,908

Deckers Outdoor Corp.*

180

27,911

CONSUMER DISCRETIONARY 8.5%

Lee Enterprises, Inc.†

1,830

26,809

Priceline.com, Inc.*†

910

104,523

CEC Entertainment, Inc.*†

1,030

26,739

DeVry, Inc.†

1,470

76,381

Jakks Pacific, Inc.*

1,120

26,443

Chipotle Mexican Grill, Inc.*

570

70,138

DG FastChannel, Inc.*

1,020

26,153

Bally Technologies Inc.*

1,410

70,105

Brown Shoe Co., Inc.†

1,700

25,789

Sotheby's Holdings, Inc. —

Aftermarket Technology

Class A†

1,720

65,532

Corp.*

940

25,624

Lear Corp.*†

2,050

56,703

Jos. A. Bank Clothiers,

Aeropostale, Inc.*†

2,110

55,915

Inc.*†

900

25,605

J. Crew Group, Inc.*†

1,080

52,067

Stage Stores, Inc.†

1,730

25,604

Tempur-Pedic International,

Columbia Sportswear Co.†

580

25,572

Inc.†

2,000

51,940

Blockbuster, Inc. — Class

Fossil, Inc.*

1,200

50,376

A*†

6,410

24,999

Polaris Industries, Inc.†

1,020

48,725

Champion Enterprises, Inc.*†

2,650

24,963

Jack in the Box, Inc.*

1,780

45,871

Pre-Paid Legal Services,

WMS Industries, Inc.*†

1,240

45,434

Inc.*†

450

24,907

Warnaco Group, Inc.*

1,300

45,240

Dress Barn, Inc.*

1,980

24,770

Belo Corp. — Class A†

2,550

44,472

Unifirst Corp.

650

24,700

Men's Wearhouse, Inc.†

1,550

41,819

Valassis Communications,

Wolverine World Wide, Inc.†

1,640

40,213

Inc.*†

2,070

24,198

Strayer Education, Inc.†

230

39,233

RC2 Corp.*

860

24,140

Interactive Data Corp.

1,180

38,952

Blyth, Inc.

1,100

24,134

Regis Corp.

1,390

38,864

Helen of Troy Ltd.*

1,400

23,996

Callaway Golf Co.†

2,130

37,126

Cato Corp. — Class A†

1,520

23,803

Collective Brands, Inc.*

2,100

36,519

Sonic Automotive, Inc.

1,190

23,038

Gemstar-TV Guide

Drew Industries, Inc.*

830

22,742

International, Inc.*†

7,610

36,224

Media General, Inc.†

1,070

22,737

Scholastic Corp.*

1,030

35,937

Universal Electronics, Inc.*

670

22,405

LKQ Corp.*†

1,670

35,103

Red Robin Gourmet Burgers,

Cooper Tire & Rubber Co.

2,110

34,984

Inc.*

700

22,393

American Greetings Corp. —

Charming Shoppes, Inc.*†

4,060

21,965

Class A†

1,710

34,713

Buckle, Inc.

660

21,780

Rent-A-Center, Inc.*†

2,310

33,541

Lin TV Corp. — Class A*

1,770

21,541

Iconix Brand Group, Inc.*

1,650

32,439

Gaylord Entertainment Co.*†

530

21,449

Bob Evans Farms, Inc.

1,160

31,239

Speedway Motorsports, Inc.†

690

21,445

Bright Horizons Family

Life Time Fitness, Inc.*†

430

21,362

Solutions, Inc.*†

900

31,086

Skechers U.S.A., Inc. —

Jackson Hewitt Tax Service,

Class A*

1,060

20,681

Inc.

960

30,480

Maidenform Brands, Inc.*

1,520

20,566

Monro Muffler Brake, Inc.

1,050

20,464

Vail Resorts, Inc.*†

380

20,448

10

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Core-Mark Holding Co., Inc.*

700

$

20,104

Tenneco, Inc.*

530

$

13,817

Movado Group, Inc.

790

19,979

AFC Enterprises, Inc.*

1,220

13,810

Marathon Acquisition

Journal Communications, Inc.

Corp.*†

2,510

19,528

— Class A†

1,510

13,499

Russ Berrie & Co., Inc.*

1,170

19,141

Cox Radio Inc. — Class A*

1,100

13,365

Systemax, Inc.†

940

19,101

World Wrestling

Avatar Holdings, Inc.*†

450

18,819

Entertainment, Inc.

900

13,284

Fisher Communications, Inc.*

495

18,790

NexCen Brands, Inc.*

2,650

12,826

CSS Industries, Inc.

510

18,717

Fred's, Inc.

1,330

12,808

Hooker Furniture Corp.

910

18,291

O'Charleys, Inc.

850

12,733

Monaco Coach Corp.

2,040

18,115

CBRL Group, Inc.

390

12,632

Group 1 Automotive, Inc.†

760

18,050

Denny's Corp.*

3,330

12,488

Weyco Group, Inc.

650

17,875

Citadel Broadcasting Corp.†

6,040

12,442

Genesco, Inc.*†

470

17,766

Quiksilver, Inc.*

1,450

12,441

Entravision Communications

Steven Madden, Ltd.*

620

12,400

Corp. — Class A*

2,250

17,618

Triarc Cos., Inc. — Class B

1,410

12,352

Ruby Tuesday, Inc.†

1,790

17,453

Asbury Automotive Group,

Steinway Musical Instruments

630

17,369

Inc.

810

12,191

Marvel Entertainment, Inc.*

650

17,362

Bluegreen Corp.*†

1,690

12,151

G-III Apparel Group Ltd.*

1,170

17,281

Gymboree Corp.*

390

11,879

FTD Group, Inc.

1,340

17,259

Carter's, Inc.*

610

11,804

Modine Manufacturing Co.

1,040

17,170

Monarch Casino & Resort,

Build-A-Bear Workshop,

Inc.*

490

11,799

Inc.*†

1,210

16,880

Winnebago Industries, Inc.†

560

11,771

Matthews International Corp.

Buffalo Wild Wings, Inc.*

500

11,610

— Class A

360

16,873

Benihana, Inc.*

900

11,475

Amerigon, Inc.*

790

16,701

DSW, Inc.*†

600

11,256

Pinnacle Entertainment,

Jo-Ann Stores, Inc.*

830

10,856

Inc.*†

700

16,492

Marcus Corp.†

700

10,815

Sealy Corp.†

1,470

16,449

Big 5 Sporting Goods Corp.†

750

10,815

Exide Technologies*†

2,040

16,320

Arbitron, Inc.†

260

10,808

Perry Ellis International, Inc.*

1,050

16,149

Jamba, Inc.*†

2,850

10,545

Conn's, Inc.*†

930

15,912

Under Armour, Inc.*†

240

10,481

Charter Communications, Inc.

Beazer Homes USA, Inc.†

1,350

10,031

— Class A*†

13,590

15,900

CKX, Inc.*

790

9,480

Furniture Brands

Live Nation, Inc.*†

620

9,002

International, Inc.†

1,580

15,895

Spartan Motors, Inc.†

1,170

8,939

Corinthian Colleges, Inc.*

1,030

15,862

National CineMedia, Inc.

340

8,571

Global Sources Ltd.*

561

15,831

Pacific Sunwear of California,

INVESTools, Inc.*

890

15,789

Inc.*†

580

8,184

Sonic Corp.*

700

15,330

CSK Auto Corp.*†

1,420

7,114

Hayes Lemmerz International,

Riviera Holdings Corp.*

210

6,468

Inc.*

3,350

15,310

Sally Beauty Holdings, Inc.*†

660

5,973

PEP Boys-Manny Moe &

Blue Nile, Inc.*†

80

5,445

Jack†

1,330

15,268

Tween Brands, Inc.*†

200

5,296

Multimedia Games, Inc.*†

1,790

14,929

Timberland Co. — Class A*

280

5,062

Netflix, Inc.*†

560

14,907

Aaron Rents, Inc.†

260

5,002

Morningstar, Inc.*

190

14,773

Salem Communications Corp.

Kellwood Co.

870

14,477

— Class A

740

4,877

Premier Exhibitions, Inc.*†

1,290

14,113

Cumulus Media, Inc. — Class

Ambassadors Group, Inc.

770

14,099

A*

595

4,784

11

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

ArvinMeritor, Inc.†

330

$

3,871

International Coal Group,

CKE Restaurants, Inc.

290

3,828

Inc.*†

4,200

$

22,512

TiVo, Inc.*

430

3,586

Uranium Resources, Inc.*†

1,720

21,466

Coinstar, Inc.*

100

2,815

Bronco Drilling Co., Inc.*

1,440

21,384

Capella Education Co.*

40

2,618

Bois d'Arc Energy, Inc.*

1,060

21,041

Hibbett Sports Inc.*†

130

2,597

Penn Virginia Corp.†

480

20,942

Ameristar Casinos, Inc.†

90

2,479

Alon USA Energy, Inc.†

730

19,841

Borders Group, Inc.†

220

2,343

Delek US Holdings, Inc.

980

19,825

Texas Roadhouse, Inc.*†

210

2,323

Pioneer Drilling Co.*

1,660

19,721

P.F. Chang's China Bistro,

Trico Marine Services, Inc.*†

520

19,250

Inc.*†

100

2,284

Matrix Service Co.*

880

19,202

IHOP Corp.†

60

2,195

Allis-Chalmers Energy,

Total Consumer Discretionary

________

3,696,848

Inc.*†

1,300

19,175

Pacific Ethanol, Inc.*†

2,320

19,047

ENERGY 4.2%

T-3 Energy Services, Inc. —

Exterran Holdings, Inc.*†

1,090

89,162

Class A*

400

18,804

Atwood Oceanics, Inc.*†

720

72,173

Union Drilling, Inc.*

1,190

18,766

Whiting Petroleum Corp.*

1,110

64,003

Aventine Renewable Energy

Alpha Natural Resources,

Holdings, Inc.*

1,440

18,374

Inc.*

1,790

58,139

Dril-Quip, Inc.*

320

17,811

Mariner Energy, Inc.*†

2,400

54,912

Arena Resources, Inc.*†

410

17,101

Hercules Offshore*†

2,250

53,505

Contango Oil & Gas Co.*

320

16,285

W-H Energy Services, Inc.*†

890

50,027

Newpark Resources, Inc.*

2,960

16,132

Berry Petroleum Co. — Class

Willbros Group, Inc.*

410

15,699

A†

1,120

49,784

Harvest Natural Resources,

Oil States International,

Inc.*

1,250

15,625

Inc.*†

1,440

49,133

Crosstex Energy, Inc.†

400

14,896

PetroHawk Energy Corp.*†

2,730

47,256

Atlas America, Inc.

250

14,795

Comstock Resources, Inc.*

1,330

45,220

Callon Petroleum Co.*

860

14,147

Swift Energy Co.*†

930

40,948

Warren Resources, Inc.*

1,000

14,130

Stone Energy Corp.*

870

40,812

Carrizo Oil & Gas, Inc.*

250

13,688

ION Geophysical Corp.*†

2,310

36,452

Bill Barrett Corp.*

320

13,398

Bristow Group, Inc.*†

630

35,689

Knightsbridge Tankers Ltd.†

540

13,041

GulfMark Offshore, Inc.*

760

35,560

World Fuel Services Corp.

420

12,193

NATCO Group, Inc.*†

640

34,656

Energy Partners Ltd.*

1,010

11,928

USEC, Inc.*†

3,730

33,570

Double Hull Tankers, Inc.

970

11,873

Grey Wolf, Inc.*†

6,130

32,673

Delta Petroleum Corp.*†

560

10,556

Rosetta Resources, Inc.*†

1,640

32,521

Oilsands Quest, Inc.*†

2,350

9,588

Basic Energy Services, Inc.*†

1,468

32,223

ATP Oil & Gas Corp.*†

160

8,086

Lufkin Industries, Inc.

560

32,082

Nordic American Tanker

EXCO Resources, Inc.*

2,000

30,960

Shipping†

240

7,877

Golar LNG Ltd.†

1,350

29,862

Hornbeck Offshore Services,

CARBO Ceramics, Inc.†

760

28,272

Inc.*†

170

7,642

Complete Production

Ship Finance International

Services, Inc.*†

1,570

28,213

Ltd.†

150

4,157

Parker Drilling Co.*

3,720

28,086

General Maritime Corp.

100

2,445

Petroleum Development

BPZ Resources, Inc.*†

210

2,348

Corp.*

450

26,608

Parallel Petroleum Corp.*†

130

2,292

Concho Resources, Inc.*

1,200

24,732

Total Energy

________

1,828,009

Encore Acquisition Co.*†

710

23,693

12

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

MATERIALS 3.4%

Zoltek Cos., Inc.*†

200

$

8,574

CF Industries Holdings, Inc.†

1,290

$

141,977

Myers Industries, Inc.

580

8,393

Terra Industries, Inc.*†

2,270

108,415

Amcol International Corp.

190

6,846

AptarGroup, Inc.†

1,750

71,592

Arch Chemicals, Inc.

170

6,248

Hercules, Inc.†

3,080

59,598

Apex Silver Mines Ltd.*†

380

5,791

Greif, Inc. — Class A

890

58,179

Haynes International, Inc.*

80

5,560

Quanex Corp.†

1,030

53,457

Royal Gold, Inc.†

100

3,052

OM Group, Inc.*

850

48,909

Flotek Industries, Inc.*†

70

2,523

Schnitzer Steel Industries, Inc.

Total Materials

________

1,495,489

— Class A†

650

44,934

Olin Corp.

2,210

42,719

UTILITIES 1.8%

Sensient Technologies Corp.

1,440

40,723

Nicor, Inc.†

1,241

52,535

H.B. Fuller Co.†

1,780

39,961

Black Hills Corp.†

1,090

48,069

Rockwood Holdings, Inc.*†

1,130

37,539

Cleco Corp.†

1,720

47,816

Kaiser Aluminum Corp.†

470

37,356

WGL Holdings, Inc.†

1,430

46,847

Worthington Industries, Inc.

2,050

36,654

New Jersey Resources Corp.

850

42,517

Hecla Mining Co.*†

3,740

34,969

Aquila, Inc.*†

11,180

41,701

Rock-Tenn Co. — Class A

1,250

31,762

Northwest Natural Gas Co.†

840

40,874

Ferro Corp.

1,500

31,095

Westar Energy, Inc.†

1,560

40,466

Glatfelter

1,770

27,099

Southwest Gas Corp.

1,320

39,296

Brush Engineered Materials,

El Paso Electric Co.*

1,470

37,588

Inc.*

730

27,025

ITC Holdings Corp.

630

35,545

Texas Industries, Inc.†

380

26,638

NorthWestern Corp.

1,200

35,400

LSB Industries, Inc.*†

930

26,245

South Jersey Industries, Inc.

980

35,368

W.R. Grace & Co.*†

940

24,609

Portland General Electric Co.

1,130

31,391

Buckeye Technologies, Inc.*

1,820

22,750

Laclede Group, Inc.

850

29,104

Neenah Paper, Inc.

770

22,445

Piedmont Natural Gas Co.†

1,040

27,206

A.M. Castle & Co.†

790

21,480

PNM Resources, Inc.†

1,010

21,664

RTI International Metals,

Central Vermont Public

Inc.*†

300

20,679

Service Corp.†

660

20,354

Calgon Carbon Corp.*†

1,300

20,657

Consolidated Water Co., Inc.†

750

18,892

PolyOne Corp.*

3,100

20,398

IDACORP, Inc.†

530

18,667

Century Aluminum Co.*†

370

19,958

Unisource Energy Corp.

430

13,567

Olympic Steel, Inc.

610

19,343

Empire District Electric Co.†

570

12,985

A. Schulman, Inc.

850

18,318

Allete, Inc.†

320

12,666

Universal Stainless & Alloy*

480

17,074

American States Water Co.

320

12,058

Coeur d'Alene Mines Corp.*†

3,310

16,351

Avista Corp.

470

10,124

Headwaters, Inc.*†

1,300

15,262

Otter Tail Power Co.†

230

7,958

NewMarket Corp.

270

15,036

UIL Holding Corp.†

150

5,543

Koppers Holdings, Inc.

340

14,702

Ormat Technologies, Inc.†

50

2,751

Spartech Corp.†

1,000

14,100

CH Energy Group, Inc.

60

2,672

Silgan Holdings, Inc.

270

14,024

California Water Service

Innospec, Inc.

790

13,556

Group

70

2,591

GenTek, Inc.*

460

13,464

Mge Energy, Inc.

70

2,483

Horsehead Holding Corp.*

790

13,406

Total Utilities

________

796,698

Minerals Technologies, Inc.

200

13,390

Wausau Paper Corp.

1,450

13,036

CONSUMER STAPLES 1.7%

Metal Management, Inc.

280

12,748

Flowers Foods, Inc.†

2,150

50,331

Compass Minerals

Casey's General Stores, Inc.

1,520

45,007

International, Inc.

310

12,710

Universal Corp.†

830

42,513

AbitibiBowater, Inc.†

590

12,160

13

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Ruddick Corp.†

1,220

$

42,297

Premiere Global Services,

Pilgrim's Pride Corp.†

1,320

38,214

Inc.*

2,230

$

33,116

Fresh Del Monte Produce,

NTELOS Holdings Corp.

1,080

32,065

Inc.*

1,050

35,259

Shenandoah

Performance Food Group

Telecommunications Co.

1,020

24,460

Co.*†

1,250

33,587

Iowa Telecommunications

Darling International, Inc.*

2,660

30,750

Services, Inc.

1,480

24,065

Central European Distribution

Syniverse Holdings, Inc.*

1,450

22,591

Corp.*†

480

27,878

USA Mobility, Inc.

1,470

21,021

TreeHouse Foods, Inc.*

1,210

27,818

Alaska Communications

WD-40 Co.

700

26,579

Systems Group, Inc.

1,380

20,700

Sanderson Farms, Inc.†

770

26,011

Atlantic Tele-Network, Inc.

580

19,592

Winn-Dixie Stores, Inc.*†

1,500

25,305

General Communication, Inc.

Elizabeth Arden, Inc.*†

1,120

22,792

— Class A*

1,720

15,050

Nash Finch Co.

630

22,226

Fairpoint Communications,

Longs Drug Stores Corp.

450

21,150

Inc.†

850

11,067

Cal-Maine Foods, Inc.†

780

20,693

Rural Cellular Corp. — Class

Ralcorp Holdings, Inc.*

340

20,669

A*

250

11,023

American Oriental

Cbeyond, Inc.*

200

7,798

Bioengineering, Inc.*

1,720

19,058

North Pittsburgh Systems,

Central Garden and Pet Co. -

Inc.

310

7,034

Class A*†

3,350

17,956

PAETEC Holding Corp.*

400

3,900

Imperial Sugar Co., Inc.†

910

17,081

Global Crossing*

130

2,867

Arden Group, Inc.

110

17,016

Total Telecommunication Services

________

425,465

Farmer Brothers Co.

710

16,323

Village Super Market

300

15,267

Total Common Stocks

Hain Celestial Group, Inc.*†

430

13,760

(Cost $25,225,162)

________

26,613,113

United Natural Foods, Inc.*†

420

13,322

Alliance One International,

Face

Inc.*

3,190

12,983

Amount

Chattem, Inc.*†

170

12,842

Reddy Ice Holdings, Inc.†

450

11,390

REPURCHASE AGREEMENTS

Tootsie Roll Industries, Inc.†

210

5,758

28.6%

Lancaster Colony Corp.

130

5,161

Collateralized by U.S. Treasury

Chiquita Brands International,

Obligations

Inc.*†

240

4,414

Mizuho Financial Group, Inc.

Nu Skin Enterprises, Inc.

240

3,943

issued 12/31/07 at 1.40% due

Great Atlantic & Pacific Tea

01/02/08

$

7,150,929

7,150,929

Co.*†

90

2,820

Lehman Brothers Holdings, Inc.

Andersons, Inc.†

60

2,688

issued 12/31/07 at 1.00% due

Vector Group Ltd.

120

2,407

01/02/08

4,218,694

4,218,694

Pantry, Inc.*

90

2,352

Morgan Stanley issued

Total Consumer Staples

________

755,620

12/31/07

at 1.20% due 01/02/08

1,100,143

________

1,100,143

TELECOMMUNICATION SERVICES 1.0%

Time Warner Telecom, Inc.

Total Repurchase Agreements

— Class A*†

2,370

48,087

(Cost $12,469,766)

________

12,469,766

Golden Telecom, Inc.*†

450

45,427

Cogent Communications

Group, Inc.*†

1,620

38,410

Cincinnati Bell, Inc.*†

7,830

37,192

14

RUSSELL 2000® 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Face

Market

Amount

Value

SECURITIES LENDING COLLATERAL 18.0%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

$

7,842,694

$

________

7,842,694

Total Securities Lending Collateral

(Cost $7,842,694)

________

7,842,694

Total Investments 107.6%

(Cost $45,537,622)

$

________

46,925,573

Liabilities in Excess of Other

Assets – (7.6)%

$

(3,310,541)

________

Net Assets – 100.0%

$

43,615,032

Unrealized

Contracts

Gain (Loss)

Futures Contracts Purchased

March 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $19,866,000)

258 $

________

318,911

Units

Equity Index Swap Agreements

February 2008 Russell® 2000

Index Swap, Terminating

2/18/08**

(Notional Market Value

$18,817,275)

24,565 $

288,326

March 2008 Russell 2000®

Index Swap, Maturing

3/28/08**

(Notional Market Value

$896,992)

1,171

(7,003)

(Total Notional Market Value $19,714,267)

$

________

281,323

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/- financing at a

variable rate.

†

All or a portion of this security is on loan at December 31, 2007.

15